Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1. Summary of Significant Accounting Policies
Basis of presentation
These consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of the Republic of the Marshall Islands, its wholly-owned or controlled subsidiaries and any variable interest entities (or VIEs) of which Teekay is the primary beneficiary (collectively, the Company).

Certain of Teekay’s significant non-wholly-owned subsidiaries are consolidated in these financial statements even though Teekay owns less than a 50% ownership interest in the subsidiaries. These significant subsidiaries include the following publicly traded subsidiaries (collectively, the Public Subsidiaries): Teekay LNG Partners L.P. (or Teekay LNG); Teekay Tankers Ltd. (or Teekay Tankers); and until September 25, 2017, Altera Infrastructure L.P. (or Altera), previously known as Teekay Offshore Partners L.P. As of December 31, 2019, Teekay owned a 33.9% interest in Teekay LNG (33.1% – December 31, 2018), including common units and its 2% general partner interest, and 28.7% of the capital stock of Teekay Tankers (28.8% – December 31, 2018), including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. While Teekay owns less than 50% of Teekay LNG and Teekay Tankers, Teekay maintains control of Teekay LNG by virtue of its 100% ownership interest in the general partner of Teekay LNG, which is a master limited partnership, and maintains control of Teekay Tankers through its ownership of a sufficient number of Class A common shares and Class B common shares, which provide increased voting rights, to maintain a majority voting interest in Teekay Tankers and thus consolidates these subsidiaries. Subsequent to September 25, 2017 and prior to May 8, 2019, Teekay owned a 13.8% interest in the common units of Altera and a 49% interest in the general partner of Altera, and accounted for its interest in Altera using the equity method. On May 8, 2019, Teekay sold to Brookfield Business Partners L.P. (or Brookfield) all of the Company's remaining interests in Altera, which included the Company’s 49% general partner interest, common units, warrants, and an outstanding $25 million loan from the Company to Altera (or the 2019 Brookfield Transaction).

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. Significant intercompany balances and transactions have been eliminated upon consolidation.

On November 25, 2019, Teekay Tankers effected a one-for-eight reverse stock split of Teekay Tankers' Class A and Class B common shares, which reduced the number of issued and outstanding Class A and B common shares of Teekay Tankers as at December 31, 2019 from approximately 232.0 million and 37.0 million to approximately 29.0 million and 4.6 million, respectively. All current and historical information regarding Teekay Tankers' Class A and Class B common shares in these consolidated financial statements reflect the one-for-eight reverse stock split.
Non-Controlling Interests
Where Teekay’s ownership interest in a consolidated subsidiary is less than 100%, the non-controlling interests’ share of these non-wholly-owned subsidiaries is reported in the Company’s consolidated balance sheets as a separate component of equity. The non-controlling interests’ share of the net income of these non-wholly-owned subsidiaries is reported in the Company’s consolidated statements of loss as a deduction from the Company’s net loss to arrive at net loss attributable to shareholders of Teekay.

The basis for attributing net income or loss of each non-wholly-owned subsidiary to the controlling interest and the non-controlling interests, with the exception of Teekay LNG and Altera, until its deconsolidation on September 25, 2017, was based on the relative ownership interests of the non-controlling interests compared to the controlling interest, which is consistent with how dividends and distributions were paid or were payable for these non-wholly-owned subsidiaries.

Teekay LNG and Altera each have limited partners and one general partner. Teekay LNG's general partner is wholly-owned by Teekay, and until September 25, 2017, Altera's general partner was wholly-owned by Teekay. For both Teekay LNG and Altera, the limited partners hold common units and preferred units. For each quarterly period (with regards to Altera, until its deconsolidation on September 25, 2017), the method of attributing Teekay LNG’s and Altera’s net income (loss) of that period to the non-controlling interests of Teekay LNG and Altera began by attributing net income (loss) of Altera and Teekay LNG to the non-controlling interests which hold 100% of the preferred units of Altera, except for Series D Preferred Units, of which the non-controlling interests held 74% until redemption in September 2017, and 100% of the preferred units of Teekay LNG based on the amount of preferred unit distributions declared for the quarterly period.

The remaining net income (loss) to be attributed to the controlling interest and the non-controlling interests of Teekay LNG and Altera was then divided into two components. The first component consists of the cash distribution that Teekay LNG or Altera will declare and pay to limited and general partners for that quarterly period (or the Distributed Earnings). The second component consists of the difference between (a) the net income (loss) of Teekay LNG or Altera that is available to be allocated to the common unitholders and the general partner of such entity and (b) the amount of the first component cash distribution (or the Undistributed Earnings). The portion of the Distributed Earnings that is allocated to the non-controlling interests is the amount of the cash distribution that Teekay LNG or Altera will declare and pay to the non-controlling interests for that quarterly period. The portion of the Undistributed Earnings that is allocated to the non-controlling interests is based on the relative ownership percentages of the non-controlling interests of Teekay LNG and Altera compared to the controlling interest. The controlling interests include both limited partner common units and the general partner interests.

The total net income (loss) of Teekay’s consolidated partially-owned entities and the attribution of that net income (loss) to controlling and non-controlling interests is as follows:

	Net income (loss) attributable to non-controlling interests						Controlling Interest				Net income (loss) of consolidated partially-owned entities (1)
	Non-public partially-owned subsidiaries	Preferred unit-holders	Distri- buted Earnings	Undistri- buted Earnings		Total Non-Controlling Interest	Distri- buted Earnings	Undistri- buted Earnings		Total Controlling Interest (Teekay)
Teekay LNG	11,814	25,702	40,138	36,007		113,661	20,368	30,575		50,943	164,604
Teekay Tankers	—	—	—	47,887		47,887	—	(6,525)		(6,525)	41,362
Other entities and eliminations	—	—	—	—		43
For the Year Ended December 31, 2019	11,814	25,702	40,138	83,894		161,591
Teekay LNG	13,506	25,701	30,463	(10,807)		58,863	15,026	2,986		18,012	76,875
Teekay Tankers	—	—	—	(37,423)		(37,423)	—	(15,125)		(15,125)	(52,548)
Other entities and eliminations	—	—	—	—		50
For the Year Ended December 31, 2018	13,506	25,701	30,463	(48,230)		21,490
Teekay Offshore	8,262	36,339	16,312	(398,185)	(2)	(337,272)	5,981	334,033	(2)	340,014	2,742
Teekay LNG	(54)	13,979	30,474	(41,520)		2,879	15,027	(18,995)		(3,968)	(1,089)
Teekay Tankers	—	—	—	(28,893)		(28,893)	—	(30,434)		(30,434)	(59,327)
Other entities and eliminations	—	—	—	—		(2,510)
For the Year Ended December 31, 2017	8,208	50,318	46,786	(468,598)		(365,796)

(1)	Includes earnings attributable to common shares and preferred shares.

(2)
Subsequent to the formation of Altera, Teekay sold certain vessels to Altera. Even though Altera was a non-wholly-owned consolidated subsidiary of Teekay at the date of the sales, all of the gain or loss on sales of these vessels was fully eliminated upon consolidation. Consequently, the portion of the gain or loss attributable to Teekay’s reduced interest in the vessels was deferred. The total unrecognized net deferred gain relating to the vessels previously sold from Teekay to Altera was $349.6 million. Upon deconsolidation of Altera, such amount was recognized as an increase to net loss attributable to non-controlling interests for the year ended December 31, 2017.

When Teekay’s non-wholly-owned subsidiaries declare dividends or distributions to their owners or require all of their owners to contribute capital to the non-wholly-owned subsidiaries, such amounts are paid to, or received from, each of the owners of the non-wholly-owned subsidiaries based on the relative ownership interests in the non-wholly-owned subsidiary. As such, any dividends or distributions paid to, or capital contributions received from, the non-controlling interests are reflected as a reduction (dividends or distributions) or an increase (capital contributions) in non-controlling interest in the Company’s consolidated balance sheets.

When Teekay’s non-wholly-owned subsidiaries issue additional equity interests to non-controlling interests, Teekay is effectively selling a portion of the non-wholly-owned subsidiaries. Consequently, the proceeds received by the subsidiaries from their issuance of additional equity interests are allocated between non-controlling interests and retained earnings in the Company’s consolidated balance sheets. The portion allocated to non-controlling interests on the Company’s consolidated balance sheets consists of the carrying value of the portion of the non-wholly-owned subsidiary that is effectively disposed of, with the remaining amount attributable to the controlling interests, which consists of the Company’s dilution gain or loss that is reflected in retained earnings.
Foreign currency
The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Company is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected in foreign exchange (loss) gain in the accompanying consolidated statements of loss.

Revenues

The Company's floating production, storage and offloading (or FPSO) contracts, time charters and voyage charters include both a lease component, consisting of the lease of the vessel, and a non-lease component, consisting of the operation of the vessel for the customer. The Company has elected not to separate the non-lease component from the lease component for all such charters where the lease component is classified as an operating lease and certain other required criteria are met, and to account for the combined component as an operating lease in accordance with Accounting Standards Codification (or ASC) 842 Leases. Time-charter contracts accounted for as direct financing leases and sales type leases contain both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Company has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Company estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Company calculates a rate excluding the operating component based on a market time-charter rate from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component.

FPSO contracts and time charters

Revenues from FPSO contracts and time charters accounted for as operating leases are recognized by the Company on a straight-line basis daily over the term of the contract. If collectability of the receipts from these contracts accounted for as operating leases is not probable, revenue that would have otherwise been recognized is limited to the amount collected from the charterer.

Upon commencement of an FPSO contract or time charter accounted for as a sales-type lease or direct financing lease, the carrying value of the vessel is derecognized and the net investment in the lease is recognized, based on the fair value of the vessel. For direct financing leases and sales-type leases, the lease element of time charter hire receipts is allocated to the lease receivable and revenues over the term of the lease using the effective interest rate method. The Company assesses the net investment in the lease for impairment, based on the cash flows that the lessor would expect to receive from the lease receivable and the unguaranteed residual asset during and following the end of the remaining charter term. The non-lease element of receipts is recognized by the Company on a straight-line basis daily over the term of the contract. Drydock cost reimbursements allocable to the non-lease element of a time-charter are recognized on a straight-line basis over the period between the previous scheduled dry dock and the next scheduled dry dock. In addition, if collectability of non-lease receipts of payments from a customer is not probable, any such receipts are recognized as a liability unless the receipts are non-refundable and either the contract has been terminated or the Company has no remaining performance obligations.

The Company does not recognize revenues during days that the vessel is off-hire. When the FPSO contract or time charter contains a profit-sharing agreement, drydock cost reimbursements for time charters accounted for as operating leases, or other variable consideration, including performance-based metrics such as production tariffs and other operational performance measures, the Company recognizes this revenue in the period in which the changes in facts and circumstances on which the variable charter hire payments are based occur. In addition, performance based revenue based on a multi-period performance-based metric that is allocable to non-lease services provided is estimated and to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved and recognize such estimate of revenue over the performance period. Where the charterer is responsible for the operation of the vessel, the Company offsets any vessel operating expenses it incurs against reimbursements from the charterer.

The Company's accounting policy for the reimbursement of drydocking expenditures was impacted by the adoption of ASU 2016-02 (see accounting pronouncements below).

Voyage charters

Revenues from voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all spot voyages that contain a lease and a load-to-discharge basis in determining proportionate performance for all spot voyages that do not contain a lease. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Revenues from the Company’s vessels performing voyage charters subject to revenue sharing agreements (or RSAs) follow the same revenue recognition policy as voyage charters not subject to RSAs. The difference between the net revenue earned by a vessel of the Company performing voyage charters subject to RSAs and its allocated share of the aggregate net contribution is reflected within voyage expenses. The consolidated balance sheets reflect in accrued revenue the accrued portion of revenues for those voyages that commence prior to the balance sheet date and complete after the balance sheet date, and reflect in deferred revenues or other long-term liabilities the deferred portion of revenues which will be earned in subsequent periods. Prior to the adoption of FASB’s Accounting Standards Update 2014-09, Revenue from Contracts with Customers (or ASU 2014-09) on January 1, 2018, the Company accounted for the net allocation from the RSAs as revenue and amounts due from the RSAs were recognized in accounts receivable.

Voyage expenses incurred that are recoverable from the Company’s customers in connection with its voyage charter contracts are reflected in voyage charter revenues and voyage expenses. The Company recast prior periods to reflect this presentation. This had the impact of increasing voyage charter revenues and voyage expenses by $20.7 million for the year ended December 31, 2018.

Bareboat charters

Revenues from bareboat charters accounted for as operating leases are recognized by the Company on a straight-line basis daily over the term of the charter. If collectability of the bareboat hire receipts from bareboat charters accounted for as operating leases is not probable, revenue that would have otherwise been recognized is limited to the amount collected from the charterer.

Upon commencement of a bareboat charter accounted for as a sales-type lease, the carrying value of the vessel is derecognized and the net investment in the lease is recognized, based on the fair value of the vessel. For direct financing leases and sales-type leases, bareboat hire receipts are allocated to the lease receivable and voyage revenues over the term of the lease using the effective interest rate method. The Company assesses the net investment in the lease for impairment, based on the cash flows that the lessor would expect to receive from the lease receivable and the unguaranteed residual asset during and following the end of the remaining charter term.

Management fees and other
Revenues are also earned from the management of third-party vessels and LNG terminals. The Company recognizes fixed revenue on a straight-line basis over the duration of the management contract and variable revenue, such as monthly commissions, in the month they are earned. The Company presents the reimbursement of expenditures it incurs to provide the promised goods or services as revenue if it controls such goods or services before they are transferred to the customer and presents such reimbursement of expenditures as an offset against the expenditures if the Company does not control the goods or services them before they are transferred to the customer. Prior to the adoption of ASU 2014-09 on January 1, 2018, where the Company managed vessels owned by its equity-accounted investments and third parties, costs incurred by us for our seafarers and reimbursements thereof were presented on a net basis.
Operating expenses
Voyage expenses are all expenses unique to a particular voyage, including fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. In addition, the difference between the net revenue earned by a vessel of the Company performing voyage charters subject to an RSA and its allocated share of the aggregate net contribution is reflected within voyage expenses. The Company, as shipowner, pays voyage expenses under voyage charters. The Company’s customers pay voyage expenses under time charters, except when the vessel is off-hire during the term of a time charter in which case the Company pays voyage expenses.

Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses.

Voyage expenses and vessel operating expenses are recognized when incurred, except when the Company incurs pre-operational costs related to the repositioning of a vessel that relates directly to a specific customer contract, that generates or enhances resources of the Company that will be used in satisfying performance obligations in the future, whereby such costs are expected to be recovered via the customer contract. In this case, such costs are deferred and amortized over the duration of the customer contract.
Cash and cash equivalents
The Company classifies all highly liquid investments with an original maturity date of three months or less as cash and cash equivalents.
Restricted cash
The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives, project tenders, leasing arrangements, amounts received from charterers to be used only for dry-docking expenditures and emergency repairs and other obligations.
Accounts receivable and allowance for doubtful accounts
Accounts receivable are recorded at the invoiced amount and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determines the allowance based on historical write-off experience and customer economic data. The Company reviews the allowance for doubtful accounts regularly and past due balances are reviewed for collectability. Account balances are charged off against the allowance when the Company believes that the receivable will not be recovered. There were no significant amounts recorded as allowance for doubtful accounts as at December 31, 2019 and 2018. The consolidated balance sheets reflect in accounts receivable, any amounts where the right to consideration is conditioned upon the passage of time, and, in prepaid expenses and other, any accrued revenue where the right to consideration is conditioned upon something other than the passage of time.
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Interest costs capitalized to vessels and equipment for the years ended December 31, 2019, 2018, and 2017, aggregated $0.3 million, $14.8 million and $36.3 million, respectively.

Vessel capital modifications include the addition of new equipment or certain modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is capitalized and depreciated over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for tankers carrying crude oil and refined product, 30 years for liquefied petroleum gas (or LPG) carriers and 35 years for LNG carriers, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years, 30 years, or 35 years, respectively. FPSO units are depreciated using an estimated useful life of 25 years commencing the date the unit is installed at the oil field and is in a condition that is ready to operate. Depreciation of vessels and equipment, excluding amortization of dry-docking expenditures, for the years ended December 31, 2019, 2018, and 2017 aggregated $239.9 million, $244.0 million and $397.6 million, respectively. Depreciation includes depreciation of all owned vessels and amortization of vessels accounted for as finance leases.

The Company monitors the useful life of its FPSOs as market conditions evolve. During 2019, the Company considered factors related to the ongoing use of the FPSOs and has reassessed the remaining useful life of the Petrojarl Banff FPSO to be 11 months as at October 1, 2019, the commencement date for the change in estimate. This is based on CNR's advisement of their intention to decommission the Banff field and remove the Petrojarl Banff FPSO and the Apollo Spirit FSO from the field at the expected contract termination date. The effect of this change in estimate was an increase in depreciation expense and a decrease in net income by $1.7 million or a decrease of $0.02 per basic and diluted common unit for 2019. In early 2020, CNR provided formal notice to decommission the Banff field and remove the Petrojarl Banff FPSO and Apollo Spirit FSO from the field in 2020.

Generally, the Company dry docks each conventional oil tanker and gas carrier every two and a half to five years. FPSO units are generally not dry docked and maintenance is performed on these units while at sea. The Company capitalizes certain costs incurred during dry docking and amortizes those costs on a straight-line basis from the completion of a dry docking to the estimated completion of the next dry docking. The Company includes in capitalized dry-docking costs those costs incurred as part of the dry docking to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

The following table summarizes the change in the Company’s of capitalized dry-docking costs from January 1, 2017 to December 31, 2019:

	Year Ended December 31,
	2019 $	2018 $	2017 $
Balance at the beginning of the year	96,384	89,372	135,700
Costs incurred for dry dockings	56,371	43,155	52,677
Dry-dock amortization	(39,283)	(33,684)	(49,686)
Write-down / sales of vessels	(2,901)	(2,459)	(49,319)
Balance at the end of the year	110,571	96,384	89,372

Vessels and equipment that are intended to be held and used in the Company's business are assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the asset’s net carrying value exceeds the estimated net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the asset is reduced to its estimated fair value. The estimated fair value for the Company’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second-hand sale and purchase market does not exist, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Company and is based on second-hand sale and purchase data.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest and other expenses and related liabilities attributable to vessels and equipment classified as held for sale continue to be recognized as incurred.

Other loan receivables

The Company’s advances to equity-accounted for investments and any other investments in loan receivables are recorded at cost. The Company analyzes its loans for collectability during each reporting period. A loan loss provision is recognized when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considers in determining if a loan loss provision is required include, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available) any information provided by the debtor regarding its ability to repay the loan and the fair value of the underlying collateral. When a loan loss provision is recognized, the Company measures the amount of the loss provision based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognizes the resulting loss in the consolidated statements of loss. The carrying value of the loan will be adjusted each subsequent reporting period to reflect any changes in the present value of estimated future cash flows, which may result in increases or decreases to the loan loss provision.
Equity-accounted investments
The Company’s investments in certain joint ventures and other partially-owned entities in which the Company does not control the entity but has the ability to exercise significant influence over the operating and financial policies of the entity are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its equity-accounted for investments for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If an equity-accounted for investment experiences an other-than-temporary decline in value and if the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Company's consolidated statements of loss.
Debt issuance costs
Debt issuance costs related to a recognized debt liability, including fees, commissions and legal expenses, are deferred and presented as a direct reduction from the carrying amount of that debt liability and amortized on an effective interest rate method over the term of the relevant loan. Debt issuance costs which are not attributable to a specific debt liability or where the debt issuance costs exceed the carrying value of the related debt liability (primarily undrawn revolving credit facilities) are deferred and presented as non-current assets in the Company's consolidated balance sheets. Amortization of debt issuance costs is included in interest expense in the Company's consolidated statements of loss.

Fees paid to substantially amend a non-revolving credit facility are associated with the extinguishment of the old debt instrument and included in determining the debt extinguishment gain or loss to be recognized. Other costs incurred with third parties directly related to the extinguishment are deferred and presented as a direct reduction from the carrying amount of the replacement debt instrument and amortized using the effective interest rate method. In addition, any unamortized debt issuance costs associated with the old debt instrument are written off. If the amendment is considered not to be a substantial amendment, then the fees would be associated with the replacement or modified debt instrument and, along with any existing unamortized premium, discount and unamortized debt issuance costs, would be amortized as an adjustment of interest expense over the remaining term of the replacement or modified debt instrument using the effective interest method. Other related costs incurred with third parties directly related to the modification, other than the loan amendment fee, are expensed as incurred.

Fees paid to amend a revolving credit facility are deferred and amortized over the term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility increases as a result of the amendment, unamortized debt issuance costs of the original revolving credit facility are amortized over the remaining term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility decreases as a result of the amendment, a proportionate amount, based on the reduction in borrowing capacity, of the unamortized debt issuance costs of the original revolving credit facility are written off and the remaining amount is amortized over the remaining term of the modified revolving credit facility.
Derivative instruments
All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value each period end, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, except for certain types of interest rate swaps designated as cash flow hedges (See Note 16).

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness are recognized immediately in earnings. The Company does not apply hedge accounting if it is determined that the hedge is not effective or will no longer be effective, the derivative is sold or exercised, or the hedged item is sold, repaid or no longer probable of occurring.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive loss in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item (e.g. interest expense) in the Company's consolidated statements of loss. If a cash flow hedge is terminated or de-designated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item in the Company's consolidated statements of loss. If the hedged items are no longer probable of occurring, amounts recognized in total equity are immediately transferred to the corresponding earnings line item in the Company's consolidated statements of loss.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, the changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign currency forward contracts are recorded in realized and unrealized loss on non-designated derivative instruments in the Company's consolidated statements of loss. Gains and losses from the Company’s non-designated cross currency swaps are recorded in foreign exchange (loss) gain in the Company's consolidated statements of loss.
Goodwill and intangible assets
Goodwill is not amortized but is reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. A reporting unit is a component of the Company that constitutes a business for which discrete financial information is available and regularly reviewed by management. When goodwill is reviewed for impairment, the Company will measure the amount by which a reporting unit's carrying value exceeds its fair value, with the maximum impairment not to exceed the carrying value of goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment.
The Company uses a discounted cash flow model to determine the fair value of reporting units unless there is a readily determinable fair market value. Goodwill impairment is measured as the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying value of goodwill.

Customer-related intangible assets are amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.
Lease obligations and right-of-use assets
For its chartered-in vessels and office leases, as of the lease commencement date, the Company recognizes a liability for its lease obligation, initially measured at the present value of lease payments not yet paid, and an asset for its right to use the underlying asset, initially measured equal to the lease liability and adjusted for lease payments made at or before lease commencement, lease incentives, and any initial direct costs. The discount rate used to determine the present value of the lease payments is the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term for an amount equal to the lease payments in a similar economic environment. The initial recognition of the lease obligation and right-of-use asset excludes short-term leases for the Company's chartered-in vessels and office leases. Short-term leases are leases with an original term of one year or less, excluding those leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset that the lessee is deemed reasonably certain to exercise. The initial recognition of this lease obligation and right-of-use asset excludes variable lease payments that are based on the usage or performance of the underlying asset and the portion of payments related to non-lease elements of vessel charters.

For those leases classified as operating leases, lease interest and right-of-use asset amortization in aggregate result in a straight-line expense profile that is presented in time charter hire expense for vessels and general and administrative expense for office leases, unless the right-of-use asset becomes impaired. For those leases classified as finance leases, the Company uses the effective interest rate method to subsequently account for the lease liability, whereby interest is recognized in interest expense in the Company's consolidated statements of loss. For those leases classified as finance leases, the right-of-use asset is amortized on a straight-line basis over the remaining life of the vessel, with such amortization included in depreciation and amortization in the Company's consolidated statements of loss. Variable lease payments that are based on the usage or performance of the underlying asset are recognized as an expense when incurred, unless achievement of a specified target triggers the lease payment, in which case an expense is recognized in the period achievement of the target is considered probable.

The Company recognizes the expense from short-term leases and any non-lease components of vessels time chartered from other owners, on a straight-line basis over the firm period of the charters. The expense is included in time charter hire expense for vessel charters and general and administrative expenses for office leases.

The right-of-use asset is assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the right-of-use asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the right-of-use asset is reduced to its estimated fair value. The estimated fair value for the Company's impaired right-of-use assets from in-chartered vessels is determined using a discounted cash flow approach to estimate the fair value. Subsequent to an impairment, a right-of-use asset related to an operating lease is amortized on a straight-line basis over its remaining life.

The Company has determined that all of its time-charter-in contracts contain both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Company has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Company estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Company calculates a rate excluding the operating component based on a market time-charter rate information from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component. The bareboat charter contracts contain only a lease component.

Vessels sold and leased back by the Company, where the Company has a fixed price repurchase obligation or other situations where the leaseback would be classified as a finance lease, are accounted for as a failed sale of the vessel. For such transactions, the Company does not derecognize the vessel sold and continues to depreciate the vessel as if it was the legal owner. Proceeds received from the sale of the vessel are recognized as an obligation related to finance lease and bareboat charter hire payments made by the Company to the lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.

In periods prior to the adoption of Accounting Standards Update 2016-02, Leases (or ASU 2016-02) (see note 2), the Company's accounting policy was to recognize the expense from vessels time-chartered from other owners, which was included in time-charter hire expense, on a straight-line basis over the firm period of the charters.
Asset retirement obligation
The Company has an asset retirement obligation (or ARO) relating to the sub-sea production facility associated with the Petrojarl Banff FPSO unit operating in the North Sea. This obligation generally involves the costs associated with the restoration of the environment surrounding the facility and removal and disposal of all production equipment. The Company expects to begin incurring costs for this obligation at the end of the contract under which the FPSO unit currently operates, which, as of December 31, 2019, was estimated to be in mid-2020. The costs will be incurred over an approximate period of two years thereafter. The ARO will be covered in part by contractual payments to be received from FPSO contract counterparties. As at December 31, 2019, the ARO and associated receivable, which is recorded in goodwill, intangibles, and other non-current assets, were $30.9 million and $8.4 million, respectively (2018 – $27.8 million and $7.5 million, respectively).

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability.
Repurchase of common stock
The Company accounts for repurchases of common stock by decreasing common stock by the par value of the stock repurchased. In addition, the excess of the repurchase price over the par value is allocated between additional paid in capital and retained earnings. The amount allocated to additional paid in capital is the pro-rata share of the capital paid in and the balance is allocated to retained earnings.
Share-based compensation
The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award.

Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards is substantially reflected in general and administrative expense.
Income taxes
The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the consolidated financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is determined that it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.

The Company recognizes the tax benefits of uncertain tax positions only if it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by the taxing authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefits recognized in the Company’s consolidated financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense in the Company's consolidated statements of loss.

The Company believes that it and its subsidiaries are not subject to income taxation under the laws of the Republic of The Marshall Islands or Bermuda, and that distributions by its subsidiaries to the Company will not be subject to any income taxes under the laws of such countries. The Company qualifies for the Section 883 exemption under U.S. federal income tax purposes, with the exception of Teekay LNG.
Accumulated other comprehensive loss
The following table contains the changes in the balances of each component of accumulated other comprehensive income (loss) attributable to shareholders of Teekay for the periods presented.

	Qualifying Cash Flow Hedging Instruments $	Pension Adjustments $	Unrealized (Loss) Gain on Available for Sale Marketable Securities $	Foreign Exchange Gain (Loss) on Currency Translation $	Total $
Balance as of December 31, 2016	(41)	(12,160)	(416)	2,014	(10,603)
Other comprehensive income and other	1,450	1,463	416	1,279	4,608
Balance as of December 31, 2017	1,409	(10,697)	—	3,293	(5,995)
Other comprehensive (loss) income and other	(506)	7,521	—	(3,293)	3,722
Balance as of December 31, 2018	903	(3,176)	—	—	(2,273)
Other comprehensive (loss) income and other	(20,311)	(1,153)	—	—	(21,464)
Balance as of December 31, 2019	(19,408)	(4,329)	—	—	(23,737)

Employee pension plans
The Company has defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. With the exception of certain of the Company’s employees in Australia, the Company’s employees are generally eligible to participate in defined contribution plans. These plans allow for the employees to contribute a certain percentage of their base salaries into the plans. The Company matches all or a portion of the employees’ contributions, depending on how much each employee contributes. During the years ended December 31, 2019, 2018, and 2017, the amount of cost recognized for the Company’s defined contribution pension plans was $8.1 million, $7.9 million and $11.8 million, respectively.

The Company also has defined benefit pension plans (or the Benefit Plans) covering certain of its employees in Australia. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans is recognized as assets or liabilities in the consolidated balance sheets. The Company recognizes as a component of other comprehensive loss, the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs. The Company's funded status was a deficit of $1.7 million at December 31, 2019 and a surplus of $0.7 million at December 31, 2018.
Loss per common share
The computation of basic loss per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises.

Accounting pronouncements

In May 2014, the Financial Accounting Standards Board (or FASB) issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (or ASU 2014-09). ASU 2014-09 required an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of the contract(s) which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue as each performance obligation is satisfied. The Company elected to apply ASU 2014-09 only to those contracts that were not completed as of January 1, 2018. The Company adopted ASU 2014-09 as a cumulative-effect adjustment as of January 1, 2018. The Company has identified the following differences on adoption of ASU 2014-09:

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Prior to January 1, 2018, the Company presented the net allocation for its vessels participating in RSAs in existence at that time as net pool revenues. Effective January 1, 2018, the Company has determined, for accounting purposes, that it is the principal in voyages its vessels perform that are subject to the RSAs. As such, the revenue from those voyages is presented in revenues and the difference between this amount and the Company's net allocation from the RSA is presented as voyage expenses. This had the effect of increasing both revenues and voyage expenses for the year ended December 31, 2018 by $292.6 million. There was no cumulative impact to opening equity as at January 1, 2018.

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The Company manages vessels owned by its equity-accounted investments and third parties. Upon the adoption of ASU 2014-09, costs incurred by the Company for its seafarers are presented as vessel operating expenses and the reimbursement of such expenses are presented as revenue, instead of such amounts being presented on a net basis. This had the effect of increasing both revenues and vessel operating expenses for the year ended December 31, 2018 by $82.9 million. There was no cumulative impact to opening equity as at January 1, 2018.

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The Company previously presented all accrued revenue as a component of accounts receivable. The Company has determined that if the right to such consideration is conditioned upon something other than the passage of time, such accrued revenue should be presented apart from accounts receivable. This had the effect of increasing prepaid expenses and other and decreasing accounts receivable by $20.2 million as at December 31, 2018. There was no cumulative impact to opening equity as at January 1, 2018.

•
In certain cases, the Company incurs pre-operational costs relating directly to a specific customer contract, that generate or enhance resources of the Company that will be used in satisfying performance obligations in the future, whereby such costs are expected to be recovered via the customer contract. Such costs are now deferred and amortized over the duration of the customer contract. The Company previously expensed such costs as incurred unless the costs were directly reimbursable by the contract or if they were related to the mobilization of offshore assets to an oil field. This change had the effect of increasing other non-current assets by $3.5 million, investments in and loans to equity-accounted joint ventures by $2.2 million and equity by $5.7 million as at December 31, 2018. This change did not have a material effect on the consolidated statements of loss for the year ended December 31, 2018. The cumulative increase to opening equity as at January 1, 2018 was $4.1 million.

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The Company at times will enter into charter contracts that have annual performance measures that may result in the Company receiving additional consideration each year based on the annual performance measure result for such year. The Company previously recognized such consideration upon completion of the annual performance period. Upon adoption of ASU 2014-09, the portion of such consideration allocable to the non-lease element of charter contracts is included in the determination of the contract consideration and recognized over the annual performance period. There was no impact for the year ended December 31, 2018 and no cumulative impact to opening equity as at January 1, 2018 as the end of the annual performance period is December 31st.

In February 2016, the FASB issued ASU 2016-02, which establishes a right-of-use model that requires a lessee to record a right-of-use asset and a lease liability on the balance sheet for all leases with terms longer than 12 months. For lessees, leases are classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. ASU 2016-02 requires lessors to classify leases as a sales-type, direct financing or operating lease. A lease is a sales-type lease if any one of five criteria are met, each of which indicate that the lease, in effect, transfers control of the underlying asset to the lessee. If none of those five criteria are met, but two additional criteria are both met, indicating that the lessor has transferred substantially all of the risks and benefits of the underlying asset to the lessee and a third party, the lease is a direct financing lease. All leases that are not sales-type leases or direct financing leases are operating leases.

ASU 2016-02 became effective for the Company on January 1, 2019. FASB issued an additional accounting standards update in July 2018 that made further amendments to accounting for leases, including allowing the use of a transition approach whereby a cumulative effect adjustment is made as of the effective date, with no retrospective effect and providing an optional practical expedient to lessors not to separate lease and non-lease components of a contract if certain criteria are met. The Company has elected to use this new optional transitional approach. In addition, the Company early adopted ASU 2019-01, which provides an exception for lessors who are not manufacturers or dealers to determine the fair value of leased property using the underlying asset's cost, instead of fair value. To determine the cumulative effect adjustment, the Company has not reassessed lease classification, initial direct costs for any existing leases, or whether any expired or existing contracts are or contain leases. The Company identified the following differences:

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The adoption of ASU 2016-02 resulted in a change in the accounting method for the lease portion of the daily charter hire for the chartered-in vessels by the Company and the Company's equity-accounted joint ventures accounted for as operating leases with firm periods of greater than one year, as well as a small number of office leases. Under ASU 2016-02, the Company and the Company's equity-accounted joint ventures recognized an operating lease right-of-use asset and operating lease liability on the consolidated balance sheet for these charters and office leases based on the present value of future minimum lease payments, whereas previously no right-of-use asset or lease liability was recognized. This resulted in an increase in the Company's and its equity-accounted joint ventures' assets and liabilities. The pattern of expense recognition of chartered-in vessels remains substantially unchanged from the prior policy, unless the right-of-use asset becomes impaired. On January 1, 2019, a right-of-use asset of $170.0 million and a lease liability of $170.0 million were recognized for these chartered-in vessels. In addition, the existing carrying value of the Company's chartered-in vessels was reclassified from other non-current assets ($13.7 million) and from other long-term liabilities ($0.9 million) to a right-of-use asset as at January 1, 2019. The Company also recognized a right-of-use asset and liability for its office leases as at January 1, 2019, which is presented in other non-current assets and accrued liabilities and other, respectively. On December 31, 2019, the right-of-use asset and lease liability relating to the Company's chartered-in vessels were $148.6 million and $148.6 million, respectively, and the right-of-use asset and lease liability relating to office leases were $13.7 million and $13.9 million, respectively, and $0.2 million was reflected as a foreign exchange loss for the year ended December 31, 2019.

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The adoption of ASU 2016-02 resulted in the recognition of revenue from the reimbursement of scheduled dry-dock expenditures, where a charter contract is accounted for as an operating lease, occurring upon completion of the scheduled dry-dock, instead of ratably over the period between the previous scheduled dry-dock and the next scheduled dry-dock. This change decreased investment in and loans to equity-accounted investments by $0.1 million and decreased total equity by $0.1 million as at December 31, 2019. The cumulative decrease to opening equity as at January 1, 2019 was $0.1 million.

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The adoption of ASU 2016-02 resulted in direct financing and sales-type lease payments received being presented as an operating cash inflow instead of an investing cash inflow in the Company's consolidated statement of cash flows. Direct financing and sales-type lease payments received during the year ended December 31, 2019 was $17.1 million (December 31, 2018 – $10.9 million).

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The adoption of ASU 2016-02 resulted in sale and leaseback transactions where the seller lessee has a fixed price repurchase option or other situations where the leaseback would be classified as a finance lease being accounted for as a failed sale of the vessel and a failed purchase of the vessel by the buyer lessor. Prior to the adoption of ASU 2016-02, such transactions were accounted for as a completed sale and a completed purchase. Consequently, for such transactions, the Company did not derecognize the vessel sold and continues to depreciate the vessel as if it was the legal owner. Proceeds received from the sale of the vessel were recognized as a financial liability and bareboat charter hire payments made by the Company to the lessor were allocated between interest expense and principal repayments on the financial liability. The adoption of ASU 2016-02 resulted in the sale and leaseback of the Yamal Spirit, the Torben Spirit, the Cascade Spirit and the Aspen Spirit during 2019 being accounted for as failed sales, and unlike the 22 vessels sold and leased back in similar transactions in prior years, the Company was not considered as holding a variable interest in the buyer lessor entity and thus, did not consolidate the buyer lessor entities (see Note 11).

In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (or ASU 2016-13). ASU 2016-13 introduces a new credit loss methodology, which requires earlier recognition of credit losses, while also providing additional transparency about credit risk. This new credit loss methodology utilizes a lifetime “expected credit loss” measurement objective for the recognition of credit losses for loans, held-to-maturity debt securities and other receivables at the time the financial asset is originated or acquired. The expected credit losses are subsequently adjusted each period for changes in expected lifetime credit losses. This methodology replaces the multiple existing impairment methods in current GAAP, which generally require that a loss be incurred before it is recognized. This update is effective for the Company on January 1, 2020, with a modified-retrospective approach. The Company expects that its net investments in direct financing leases, sales-type leases, loans to equity-accounted investments, guarantees of indebtedness of equity-accounted investments and receivables related to non-operating lease revenue arrangements will be in-scope to ASU 2016-13. Consequently, the Company expects that on January 1, 2020, it will decrease the carrying value of these instruments, some of which are held by the Company's equity-accounted investments, resulting in a corresponding reduction to total equity on the date of adoption. The Company is in the process of finalizing its credit loss methodology and calculations.

In August 2017, the FASB issued Accounting Standards Update 2017-12, Derivatives and Hedging – Targeted Improvements to Accounting for Hedging Activities (or ASU 2017-12). ASU 2017-12 eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires, for qualifying hedges, the entire change in the fair value of a hedging instrument to be recorded in other comprehensive (loss) income and reclassified to earnings in the same income statement line as the hedged item when the hedged item affects earnings. The guidance also modifies the accounting for components excluded from the assessment of hedge effectiveness, eases documentation and assessment requirements and modifies certain disclosure requirements. ASU 2017-12 became effective for the Company on January 1, 2019. This change decreased accumulated other comprehensive loss by $1.6 million as at January 1, 2019, and correspondingly increased opening equity as at January 1, 2019 by $1.6 million.

In December 2019, the FASB issued Income Taxes (or ASU 2019-12) Simplifying the Accounting for Income Taxes, as part of its initiative to reduce complexity in the accounting standards. The amendments in ASU 2019-12 eliminate certain exceptions related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences, among other changes. The guidance becomes effective for annual reporting periods beginning after December 15, 2020 and interim periods within those fiscal years. Early adoption is permitted, including adoption in any interim period. The Company is currently evaluating the effect of adopting this new guidance.